EXHIBIT 10.47

MODIFICATION #1

To: Verisity Design, Inc. (Suite 2041)/Landmark Investments Limited Leases Agreement dated August 10, 1998

This Modification No.1 to the Lease Agreement between LANDMARK INVESTMENTS LIMITED, THRUST IV, INC. (Landlord) and VERISITY DESIGN, INC. (Tenant) dated August 10, 1998, is entered into as of September 19, 2003, by and between Landlord and Tenant.

Landlord and Tenant herein agree to change the terms of their Lease Agreement as follows:

1.	The Lease expiration date shall be extended to 6/30/04.

2.	Commencing January 1, 2004, Tenant’s Rent shall be reduced to $2.00 per square foot ($16,928.00).

Except as herein modified all the terms and conditions set forth in the Lease and its Addendum (s) remain unchanged.

Landlord:		Tenant:

LANDMARK INVESTMENTS LIMITED		VERISITY DESIGN, INC.
By: Thrust IV, Inc., General Partner	By:

/s/ Hugh P. Bikle		/s/ Charles G. Alvarez
Hugh P. Bikle, President		Charles G. Alvarez
(Print Name)

		Its:	VP Finance/CFO

MODIFICATION #1

To: Verisity Design, Inc. (Suite 1923)/Landmark Investments Limited Leases Agreement dated December 19, 2001

This Modification No.1 to the Lease Agreement between LANDMARK INVESTMENTS LIMITED, THRUST IV, INC. (Landlord) and VERISITY DESIGN, INC. (Tenant) dated December 19, 2001, is entered into as of September 19, 2003, by and between Landlord and Tenant.

Landlord and Tenant herein agree to change the terms of their Lease Agreement as follows:

1.	The Lease expiration date shall be extended to 6/30/04.

2.	Commencing January 1, 2004, Tenant’s Rent shall be reduced to $2.00 per square foot ($6,474.00/mo.).

Except as herein modified all the terms and conditions set forth in the Lease and its Addendum (s) remain unchanged.

Landlord:		Tenant:

LANDMARK INVESTMENTS LIMITED		VERISITY DESIGN, INC.
By: Thrust IV, Inc., General Partner	By:

/s/ Hugh P. Bikle		/s/ Charles G. Alvarez
Hugh P. Bikle, President		Charles G. Alvarez
(Print Name)

		Its:	VP Finance/CFO

MODIFICATION #2

To: Verisity Design, Inc. (Suite 2037)/Landmark Investments Limited Leases Agreement dated August 10, 1998 and last Modified (Modification #1) dated May 5, 1999,

This Modification No.2 to the Lease Agreement between LANDMARK INVESTMENTS LIMITED, THRUST IV, INC. (Landlord) and VERISITY DESIGN, INC. (Tenant) dated August 10, 1998 and last modified (Modification #1), May 5, 1999, is entered into as of September 19, 2003, by and between Landlord and Tenant.

Landlord and Tenant herein agree to change the terms of their Lease Agreement as follows:

1.	The Lease expiration date shall be extended to 6/30/04.

2.	Commencing January 1, 2004, Tenant’s Rent shall be reduced to $2.00 per square foot ($12,480.00/mo.).

Except as herein modified all the terms and conditions set forth in the Lease and its Addendum (s) remain unchanged.

Landlord:		Tenant:

LANDMARK INVESTMENTS LIMITED		VERISITY DESIGN, INC.
By: Thrust IV, Inc., General Partner	By:

/s/ Hugh P. Bikle		/s/ Charles G. Alvarez
Hugh P. Bikle, President		Charles G. Alvarez
(Print Name)

		Its:	VP Finance/CFO

MODIFICATION #1

To: Verisity Design, Inc. (Suite 2089)/Landmark Investments Limited Leases Agreement dated January 16, 2001

This Modification No.1 to the Lease Agreement between LANDMARK INVESTMENTS LIMITED, THRUST IV, INC. (Landlord) and VERISITY DESIGN, INC. (Tenant) dated January 16, 2001, is entered into as of September 19, 2003, by and between Landlord and Tenant.

Landlord and Tenant herein agree to change the terms of their Lease Agreement as follows:

1.	The Lease expiration date shall be extended to 6/30/04.

2.	Commencing February 1, 2004, Tenant’s Rent shall be reduced to $2.00 per square foot ($2,164.00/mo.).

Except as herein modified all the terms and conditions set forth in the Lease and its Addendum (s) remain unchanged.

Landlord:		Tenant:

LANDMARK INVESTMENTS LIMITED		VERISITY DESIGN, INC.
By: Thrust IV, Inc., General Partner	By:

/s/ Hugh P. Bikle		/s/ Charles G. Alvarez
Hugh P. Bikle, President		Charles G. Alvarez
(Print Name)

		Its:	VP Finance/CFO